SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 7, 2004

Rockford Corporation

(Exact Name of Registrant as Specified in its Charter)

Arizona

(State or Other Jurisdiction of Incorporation or Organization)

000-30138	86-0394353

(Commission File Number)	(I.R.S. Employer Identification No.)

600 South Rockford Drive Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)

(480) 967-3565

(Registrant’s Telephone Number, Including Area Code)

Item 7. Exhibits

(c)	The following exhibits are furnished herewith:

     99.1 News release of Rockford Corporation (“Rockford”) dated June 7, 2004.

Item 9. Regulation FD Disclosure

     On June 7, 2004, Rockford issued a news release announcing second quarter guidance. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation (Registrant)
Date: June 7, 2004	By:	/s/ James M. Thomson
James M. Thomson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Rockford Corporation dated June 7, 2004